SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         January 5, 2016
                         Date of Report
               (Date of Earliest Event Reported)

                    KHANG GIA HOLDING, INC.
     (Exact Name of Registrant as Specified in its Charter)

             EASTERN RIDGE ACQUISITION CORPORATION
     (Former Name of Registrant as Specified in its Charter)

Delaware                   000-55481                   47-4161920
State or other        (Commission File Number)       (IRS Employer
jurisdiction             of incorporation)          Identification No.)

                    8383 Wilshire Boulevard, #800
                 Beverly Hills, California 90211
        (Address of principal executive offices) (zip code)

                          626-347-0010
        (Registrant's telephone number, including area code

                         215 Apolena Avenue
                 Newport Beach, California 92662
           (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On January 6, 2016, Khang Gia Holding, Inc. (formerly Eastern Ridge Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 94% of the total outstanding 5,500,000 shares of common stock as follows:

                             5,000,000 Andy Nguyen

   With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On January 5, 2016, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on July 28, 2015 as amended and supplemented by the information contained in this report.

    The Registrant intends, through a business combination with a private company or through other methods, to participate in real estate investment and development through various projects as may be presented to it or as it may originate.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On January 5, 2016, the following events occurred:

    James M. Cassidy resigned as the Registrant's president, secretary and director.

    James McKillop resigned as the Registrant's vice president and director.

    Andy Nguyen was named director of the Registrant.

   Andy Nguyen was appointed Chief Executive Officer and Treasurer of the
          Registrant.

   Andy Nguyen serves as the sole director and officer of the Registrant.
Mr. Nguyen has over 20 years experience in the real estate development field. Mr. Nguyen received a Paralegal degree from LaVerne University in 1995.
After receiving his degree, Mr. Nguyen established "D-Best Legal Services, Inc.", a successful legal franchise business that emphasized services in real estate contracts and transactions. The business had four offices located in Southern California. In 2002, Mr. Nguyen entered the mortgage lending and escrow industry with "Home Base Funding, Inc." which grew to over 100 employees. In 2007, Mr. Nguyen was recruited by Khang Gia as a project manager to oversee construction of large scale apartment complexes in Vietnam. Mr. Nguyen oversaw the development of more than three projects totaling over $100,000,000 in sales. Mr. Nguyen is starting a new venture "Khang Gia International", an independent entity in cooperation with Khang Gia which is envisioned to capitalize on market opportunities in emerging markets in Vietnam.

                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             KHANG GIA HOLDING, INC.


Date: January 6, 2016 		/s/ Andy Nguyen
                             Chief Executive Officer